SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

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Definitive Information Statement

PACIFIC ALLIANCE VENTURES LTD.
(Name of Registrant as Specified in Charter)

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C of the Securities Exchange Act
of 1934 as amended

Pacific Alliance Ventures Ltd.
Suite C102, 10000 North 31st Avenue
Phoenix, Arizona  USA  85051

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Pacific Alliance Ventures Ltd., a Nevada corporation, to the holders of record at the close of business on the record date, November 28, 2005, of the company's outstanding common stock, $.0005 par value per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders of a change of our corporate name from "Pacific Alliance Ventures Ltd.” to "Eurasia Energy Limited".

Our Board of Directors unanimously approved the change of name to "Eurasia Energy Limited".  Our company thereafter received the consent of a majority of the outstanding shares of our common stock.  Our company will, when permissible following the expiration of the twenty-day (20) period mandated by Rule 14c and the provisions of the Nevada Revised Statutes, file Articles of Amendment to amend our Certificate of Incorporation changing our name.  This amendment will not be filed until after a date which is at least twenty (20) days after the filing and mailing of this Definitive Information Statement.

The proposed Certificate of Amendment, attached hereto as Appendix A, will become effective when it is filed with the Nevada Secretary of State.  We anticipate that such filing will occur twenty (20) days after this Definitive Information Statement is first mailed to shareholders.

The entire cost of furnishing this Information Statement will be borne by our company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our board of directors have fixed the close of business on November 28, 2005 as the record date for the determination of shareholders who are entitled to receive this Information Statement.  There were 20,065,135 shares of common stock issued and outstanding on November 28, 2005. We anticipate that this Information Statement will be mailed on or about December 16, 2005 to all shareholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since January 1, 2005, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.

any director or officer of the company;

2.

any proposed nominee for election as a director of the company; and

3.

any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose any action described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the record date, November 28, 2005, we had a total of 20,065,135 shares of common stock ($.0005 par value per common share) issued and outstanding.

The following table sets forth, as of November 28, 2005, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Nicholas W. Baxter, Director Downiehills Farm, Blackhills Peterhead Aberdeenshire AB42 3LB, UK	3,000,000 shares Direct Ownership	14.95%
Velda King, Director Suite C102, 10000 North 31st Avenue, Phoenix, Arizona 85051	20,000 shares Direct Ownership	0.10%
Gerald R. Tuskey, Director 2522 Mathers Avenue West Vancouver, B.C., V7V 2J1	1,000,000 shares Direct Ownership	4.98%
Sean Jordan Suite 1, 1909 Queen Street East Toronto, Ontario, M4L 1H3	1,500,000 shares Direct Ownership	7.47%
Kevin Bell 1160 - 20th Avenue Prince George, B.C.	1,500,000 shares Direct Ownership	7.47%
Melanie Bell #1 Smithfield Manor 5, Riddells Bay Road, Warwick WK04 Bermuda	1,500,000 shares Direct Ownership	7.47%
Lloyd Blackmore 18 Queens Street St. Georges, Bermuda	1,500,000 shares Direct Ownership	7.47%
Ryan Bateman 2 Tablerock Avenue Pembroke, Bermuda HM04	1,500,000 shares Direct Ownership	7.47%

Katrin Braun 8095 - 170th Street Surrey, B.C., V4N 4Y7	1,500,000 shares Direct Ownership	7.47%
Management as a Group including executive officers and directors	4,020,000 shares Direct Ownership	20.03%

(1)

Based on 20,065,135 shares of common stock issued and outstanding as of November 28, 2005.  Except as otherwise indicated, we believe that the beneficial owners of our common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

AMENDMENT TO THE CORPORATION'S ARTICLES

On November 28, 2005, our board of directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, an amendment to our Articles of Incorporation to change the name of our company from "Pacific Alliance Ventures Ltd." to "Eurasia Energy Limited".

Shareholder approval for the change of name was obtained by written consent of eight shareholders collectively owning 11,000,000 shares of our common stock, which represented 54.81% on the record date, November 28, 2005.  The change of name will not become effective until not less than twenty (20) days after this Information Statement is first mailed to shareholders of our common stock and until the appropriate filings have been made with the Nevada Secretary of State.

DISSENTERS RIGHTS

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposed amendments to our Articles of Incorporation.

FINANCIAL AND OTHER INFORMATION

For more detailed information on our corporation, including financial statements, you may refer to our Registration Statement on Form SB-2 and other periodic filings made with the SEC from time to time.  Copies of these documents were mailed to all shareholders of our corporation.  Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling our secretary at 604.681.9588.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Pacific Alliance Ventures Ltd. has duly caused his report to be signed by the undersigned hereunto authorized.

November 28, 2005

PACIFIC ALLIANCE VENTURES LTD.

By:

/s/Gerald R. Tuskey
         Gerald R. Tuskey
        C.F.O., Secretary, Treasurer and Director

APPENDIX A

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684 5708
Website:  secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important:  Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.

Name of corporation:

Pacific Alliance Ventures Ltd.

2.

The articles have been amended as follows:  (provide article numbers, if available):

Article 1 of the Company is amended to read:  Eurasia Energy Limited

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favour of the amendment is:               54.81%

4.

Effective date of filing (optional): _____________________________________________

(must not be later than 90 days after the certificate is filed)

5.

Officer Signature (required):  ________________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees.  See attached fee schedule.